UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported) March 16, 2015

CARBO Ceramics Inc.

(Exact Name of Registrant as Specified in Its Charter)

Delaware

(State or Other Jurisdiction of Incorporation)

001-15903	72-1100013
(Commission File Number)	(IRS Employer Identification No.)

575 North Dairy Ashford, Suite 300 Houston, Texas	77079
(Address of Principal Executive Offices)	(Zip Code)

(281) 921-6400

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement.

On March 11, 2015, CARBO Ceramics Inc. (the “Company”) entered into a Second Amendment to Lease (the “Amendment”), effective as of March 1, 2015, with I-10 EC Corridor #2 Limited Partnership (the “Landlord”), which amends the Office Lease, dated as of January 20, 2009, by and between the Company and the Landlord (as amended and supplemented to date, the “Lease”) for the Company’s principal executive offices at 575 North Dairy Ashford, Suite 300, Houston, Texas (the “Premises”).

Among other things, the Amendment (a) subject to certain conditions, provides the Company with a one-time improvement allowance in the amount of up to $490,662.00 to be used on or before December 31, 2016 for the design and construction of the Company’s improvements that are to be permanently affixed to the Premises; (b) provides the Landlord with the right to terminate the Lease effective as of June 30, 2021 by giving the Company written notice no later than July 15, 2020 if another of the Landlord’s tenants either (i) desires to lease all or any portion of the Premises effective as of a date that is on or after July 1, 2021; or (ii) has elected, prior to July 15, 2020, to surrender to the Landlord at least thirty-five percent (35%) of rentable square footage of the premises leased under that tenant’s lease; (c) extends the term of the Lease from July 1, 2016 to June 30, 2026; and (d) provides that the Company will pay base rent (in addition to all other amounts due under the Lease) during the extended term as set forth below.

Period	Annual Base Rent	Monthly Base Rent
7/1/16 – 6/30/17	$688,289.76	$57,357.48
7/1/17 – 6/30/18	$701,919.24	$58,493.27
7/1/18 – 6/30/19	$715,548.72	$59,629.06
7/1/19 – 6/30/20	$729,178.20	$60,764.85
7/1/20 – 6/30/21	$742,807.80	$61,900.65
7/1/21 – 6/30/22	$756,437.28	$63,036.44
7/1/22 – 6/30/23	$770,066.76	$64,172.23
7/1/23 – 6/30/24	$783,696.24	$65,308.02
7/1/24 – 6/30/25	$797,325.72	$66,443.81
7/1/25 – 6/30/26	$810,955.20	$67,579.60

The foregoing summary of the Amendment does not purport to be complete and is qualified in its entirety to the full text of the Amendment, which is attached to this Current Report on Form 8-K as Exhibit 10.1, and incorporated in its entirety into this Item 1.01 by reference.

Item 9.01. Financial Statements and Exhibits.

(d)	Exhibits.

10.1	Second Amendment to Lease, dated effective March 1, 2015, by and between I-10 EC Corridor #2 Limited Partnership and CARBO Ceramics Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CARBO CERAMICS INC.
Date: March 16, 2015
	By:	/s/ Ernesto Bautista III
Ernesto Bautista III
Vice President and
Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

10.1	Second Amendment to Lease, dated effective March 1, 2015, by and between I-10 EC Corridor #2 Limited Partnership and CARBO Ceramics Inc.

4